UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2021, the Board of Directors (the “Board”) of Henry Schein, Inc. (the “Company”) approved the amendment and restatement of the Company’s Second Amended and Restated By-Laws (as amended and restated, the “By-Laws”) to implement proxy access. Article II, Section 12 has been added to the By-Laws to allow a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two or 20% of the number of directors then serving on the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements set forth in the By-Laws. The By-Laws also contain other conforming or non-substantive changes necessary to implement proxy access.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 13, 2021, at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders considered: (1) the election of sixteen directors of the Company for terms expiring in 2022; (2) a proposal to consider approval, by non-binding vote, of the 2020 compensation paid to the Company’s Named Executive Officers (as defined in the proxy statement) (commonly known as a “say-on-pay” proposal); and (3) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2021. The voting results at the Annual Meeting, with respect to each of the matters described above, were as follows:

1.	The sixteen directors were elected based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Mohamad Ali	123,704,709	300,807	199,284	5,339,613
Barry J. Alperin	109,370,405	14,600,732	233,663	5,339,613
Gerald A. Benjamin	120,896,543	3,127,118	181,139	5,339,613
Stanley M. Bergman	110,923,251	12,191,022	1,090,527	5,339,613
James P. Breslawski	120,901,169	3,123,638	179,993	5,339,613
Deborah Derby	123,774,696	230,346	229,758	5,339,613
Joseph L. Herring	123,686,922	294,148	223,730	5,339,613
Kurt P. Kuehn	121,890,204	2,089,346	225,250	5,339,613
Philip A. Laskawy	103,891,830	19,647,693	665,277	5,339,613
Anne H. Margulies	123,437,990	550,980	215,830	5,339,613
Mark E. Mlotek	121,259,700	2,773,698	171,402	5,339,613
Steven Paladino	107,327,613	16,705,160	172,027	5,339,613
Carol Raphael	123,228,006	756,767	220,027	5,339,613
E. Dianne Rekow, DDS, Ph.D.	123,133,502	851,518	219,780	5,339,613
Bradley T. Sheares, Ph.D.	121,179,706	2,797,408	227,686	5,339,613
Reed V. Tuckson, M.D., FACP	123,697,907	282,710	224,183	5,339,613

2.	The 2020 compensation paid to the Company’s Named Executive Officers, commonly known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
113,192,750	9,889,587	1,112,463	5,339,613

3.	The selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2021 was ratified based upon the following votes:

For	Against	Abstain
121,115,952	8,203,046	225,415

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Third Amended and Restated By-Laws of the Company, effective May 13, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: May 17, 2021	By:	/s/ Walter Siegel
Walter Siegel
Senior Vice President and General Counsel